                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                      1934
                              (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

  [X] Preliminary Proxy Statement       [_] Confidential, for Use of the
  [_] Definitive Proxy Statement            Commission Only(as permitted by Rule
  [_] Definitive Additional Materials       14a-6(e)(2))
                                        [_] Soliciting Material Pursuant to
                                            Rule 14a-11(c) or Rule 14a-12

                            NEW ENGLAND ZENITH FUND
                            -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            ------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (check the appropriate box):

  [X] No fee required

  [_] Fee computed on a table below per Exchange Act Rules 14a-6(i)(1)
      and 0-11

      (1) Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

          ---------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------

      (5) Total fee paid:

          ---------------------------------------------------------------

  [_] Fee paid previously with preliminary materials.

      -------------------------------------------------------------------

  [_] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

          ---------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------

      (3) Filing Party:

          ---------------------------------------------------------------

      (4) Date Filed:

          ---------------------------------------------------------------

                            NEW ENGLAND ZENITH FUND

                          DAVIS VENTURE VALUE SERIES

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               December  , 1996

To the Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders of the Davis Venture Value Series (formerly the Venture Value Series) (the "Series"), a series of New England Zenith Fund, will be held at the offices of New England Life Insurance Company ("NELICO"), 501 Boylston Street, 10th Floor, Boston,
Massachusetts 02116, on December  , 1996 at    p.m., Boston time, for the
following purposes:

  1. To approve or disapprove a proposed Sub-Advisory Agreement relating to the Series by and among TNE Advisers, Inc., Davis Selected Advisers, L.P. and Davis Selected Advisers - NY, Inc.

  2. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                                       By order of the President,

                                       BEVERLY J. DeWITT, Secretary

November  , 1996

-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
-------------------------------------------------------------------------------

 PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT
     THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            NEW ENGLAND ZENITH FUND

                          DAVIS VENTURE VALUE SERIES

                                PROXY STATEMENT

  This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of New England Zenith Fund (the "Trust") for use at the Special Meeting of Shareholders of the Davis Venture Value Series (formerly the Venture Value Series) (the "Series"), a series of the Trust, to be held at the offices of New England Life Insurance Company ("NELICO"), 501 Boylston Street, 10th Floor, Boston, Massachusetts 02116 on December , 1996
at   p.m., Boston time, and at any adjournment or adjournments thereof (the
"Meeting"). This statement and its enclosures are being mailed to shareholders beginning on or about November , 1996. A copy of the Annual Report of the Trust for the fiscal year ended December 31, 1995, and the Semiannual Report of the Trust for the six months ended June 30, 1996, may be obtained without charge by writing to NELICO at the above address or by calling [(800) 356-5015].

  This Proxy Statement consists of three parts.

  PART I contains general information relating to the Series' shareholders and the Meeting.

  PART II contains information relating to Proposal I, the proposed Sub-Advisory Agreement (the "New Sub-Advisory Agreement") relating to the Series by and among TNE Advisers, Inc. ("TNE Advisers"), Davis Selected Advisers, L.P. ("Davis Selected") and Davis Selected Advisers - NY, Inc. ("DSA-NY").

  PART III contains information about the Trust, the Series, TNE Advisers, Davis Selected, DSA-NY and certain brokerage matters. Shareholders should consider this information in conjunction with their consideration of Proposal I described in this Proxy Statement.

I. GENERAL

  All shareholders of record of the Series on October 31, 1996, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Series held as of that date. The number of shares of beneficial interest of
the Series issued and outstanding as of the Record Date was   .

  As of the Record Date, the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) the following numbers of shares of the Series, representing the indicated percentage of the outstanding shares of the Series:

  [name, address, shares owned and % of each 5% beneficial owner].

  As of the Record Date, all of the shares of the Series were owned by either:
(1) New England Variable Life Separate Account ("NEVL Separate Account"), a separate account of NELICO, which is an indirect wholly-owned life insurance subsidiary of Metropolitan Life Insurance Company ("MetLife"); (2) The New England Variable Account, a separate account of MetLife; (3) New England Variable Annuity Separate Account ("NEVA Separate Account"), a separate account of NELICO; (4) certain separate accounts of MetLife established for the pooling of contributions under certain tax-qualified group annuity contracts ("MetLife Group Separate Accounts"); or (5) certain separate accounts of NELICO established for the pooling of contributions under certain tax-qualified group annuity contracts ("NELICO Group Separate Accounts"). The shares and percentage of the Series held by these entities is set forth below:

                                                                       % OF
        SHAREHOLDER                                NUMBER OF SHARES OUTSTANDING
        -----------                                ---------------- -----------
NEVL Separate Account.............................
501 Boylston Street                                      ---            ---
Boston, MA 02116

New England Variable Account......................
One Madison Avenue                                       ---            ---
New York, NY 10010

NEVA Separate Account.............................
501 Boylston Street                                      ---            ---
Boston, MA 02116

MetLife Group Separate Accounts...................
One Madison Avenue                                       ---            ---
New York, NY 10010

NELICO Group Separate Accounts....................
501 Boylston Street
Boston, MA 02116                                         ---            ---


  As of the Record Date, the officers and Trustees of the Trust as a group owned beneficially [less than 1%] of the outstanding shares of the Series.

  The Trust is subject to special voting provisions. As of the Record Date, the Trust served as an investment vehicle for use only in connection with (1) variable life insurance contracts offered by NELICO and (2) certain variable annuity contracts of MetLife and NELICO. All shares of the Trust owned by NELICO are attributable to the variable life insurance policies and variable annuity contracts issued by NELICO or to charges assessed by NELICO against those policies and contracts. NELICO has agreed that each owner of such a policy or contract (an "Owner") will be permitted to instruct NELICO as to how shares of the Trust attributable to the policies or contracts owned by such Owner should be voted at meetings of Trust shareholders. All shares of the Trust held by The New England Variable Account are attributable to variable annuity contracts of MetLife or to charges assessed by MetLife against such contracts. The holder of each such contract (a "Contractholder") has the right to instruct MetLife as to how to vote the shares of the Trust attributable to such contract. All shares of the Trust attributable to variable life insurance policies and variable annuity contracts for which no Owner instructions have been received by NELICO and all shares of the Trust attributable to charges assessed by NELICO against those policies and contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Owner instructions have been received by NELICO. All shares of the Trust held in The New England Variable Account for which no Contractholder instructions have been received by MetLife and any shares of the Trust attributable to charges assessed by MetLife against variable annuity contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Contractholder instructions have been received by MetLife. All shares of the Trust held by MetLife and NELICO Group Separate Accounts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the aggregate of (i) all shares for which voting instructions are received by MetLife and NELICO, respectively, and (ii) all other shares that are voted in proportion to such voting instructions.

  Timely, properly executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted in favor of the proposal set forth in the attached Notice of Meeting. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

  The costs of solicitation of proxies will be borne by Davis Selected, and not by the Series. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and Trustees of the Trust and employees of NELICO, Davis Selected, DSA-NY, TNE Advisers and New England Securities Corporation ("New England Securities"), the principal underwriter of the Trust. The address of New England Securities is 399 Boylston Street, Boston, Massachusetts 02116.

II. APPROVAL OR DISAPPROVAL OF THE NEW SUB-ADVISORY AGREEMENT RELATING TO THE DAVIS VENTURE VALUE SERIES

  TNE Advisers and Davis Selected propose to appoint DSA-NY as a sub-adviser to Davis Selected, the Series' current sub-adviser, to perform research and portfolio management services as requested by Davis Selected for the Series.

Because the functions to be performed by DSA-NY will make it an "investment adviser" to the Series for purposes of the Investment Company Act of 1940 (the "1940 Act"), the 1940 Act requires approval of a new Sub-Advisory Agreement, to which DSA-NY is a party, by both the Board of Trustees of the Trust and the shareholders of the Series. Proposal I relates to the proposed New Sub-Advisory Agreement under which Davis Selected would continue as the Series' sub-adviser and DSA-NY would be a sub-adviser to Davis Selected. The New Sub-Advisory Agreement is substantially similar to the Sub-Advisory Agreement currently in effect for the Series between TNE Advisers and Davis Selected, except for the addition of DSA-NY as a sub-adviser to Davis Selected. Adoption of the New Sub-Advisory Agreement will not change the nature or scope of the services to be furnished to the Series and will not change the fee rates or other expenses payable by the Series. Currently, Shelby M.C. Davis and Christopher C. Davis are co-managers of the Series. Shelby M.C. Davis is currently an employee and will remain an employee of Davis Selected, whereas Christopher C. Davis, who is now an employee of Davis Selected, will become an employee of DSA-NY. Both individuals plan on continuing to manage the Series; however, they will be providing those services as employees of two different companies, both under common control of Shelby M.C. Davis. The New Sub-Advisory Agreement is proposed to enable the Series to continue to utilize the services of both Christopher C. Davis and Shelby M.C. Davis, after Christopher
C. Davis becomes an employee of DSA-NY. The Trustees of the Trust unanimously recommend that the Series' shareholders vote to approve the proposed New Sub-Advisory Agreement for the Series.

CURRENT MANAGEMENT ARRANGEMENTS

  TNE Advisers and Davis Selected have acted as the Series' adviser and sub-adviser, respectively, since October 31, 1994, pursuant to advisory and sub-advisory agreements, the most recent of which (the "Advisory Agreement" and the "Current Sub-Advisory Agreement," respectively) are each dated August 30, 1996. The Series' shareholders approved the Advisory Agreement and the Current Sub-Advisory Agreement at a meeting held on December 28, 1995. The purpose of the submission of these Agreements for shareholder approval at that time was to approve the continuance of the advisory and sub-advisory arrangements for the Series following the merger of New England Mutual Life Insurance Company (then the parent company of NELICO and TNE Advisers) into MetLife, which was consummated on August 30, 1996. The Trustees of the Trust approved the Advisory Agreement and the Current Sub-Advisory Agreement at a meeting held on November 13, 1995 for the same purposes.

 The Advisory Agreement

  Under the Advisory Agreement, TNE Advisers has overall advisory and administrative responsibility with respect to the Series. The Advisory Agreement also provides that TNE Advisers will, subject to its rights to delegate such responsibilities to other parties, provide to the Series both (1) portfolio management services and (2) administrative services. TNE Advisers has subcontracted with New England Funds, L.P. to provide, at no extra cost to the Series, certain administrative services to the Series. The address of New England Funds, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. Under the Advisory Agreement, the annual fee payable by the Series to TNE Advisers is 0.75% of the Series' average daily net assets. Prior to August 30, 1996, TNE Advisers provided the same services and the Series paid TNE Advisers a fee at the same annual rate under a previous Advisory Agreement.

 The Current Sub-Advisory Agreement

  TNE Advisers has delegated to Davis Selected its responsibility under the Advisory Agreement to provide portfolio management services to the Fund. Davis Selected acts as the Series' sub-adviser pursuant to the Current Sub-Advisory Agreement. The Current Sub-Advisory Agreement requires Davis Selected to manage the investment and reinvestment of the assets of the Series, subject to the supervision of TNE Advisers and oversight by the Trustees. Davis Selected is authorized to effect portfolio transactions for the Series, using its own discretion and without prior consultation with TNE Advisers. Davis Selected is required to report periodically to TNE Advisers, its agents and the Trustees of the Trust. Under the Current Sub-Advisory Agreement, the annual fee rate payable by TNE Advisers to Davis Selected, as compensation for all services rendered, facilities furnished and expenses borne by Davis Selected, is 0.45% of the first $100 million of the Series' average daily net assets, 0.40% of the next $400 million of such assets and 0.35% of such assets in excess of $500 million. Prior to August 30, 1996, Davis Selected provided the same services and TNE Advisers paid Davis Selected fees at the same annual rates under a previous Sub-Advisory Agreement. For the fiscal year ended December 31, 1995, the aggregate fee paid by TNE Advisers to Davis Selected under such previous Sub-Advisory Agreement [and its predecessor] was $79,181.

  The Current Sub-Advisory Agreement provides that it will continue in effect for two years from its date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust, TNE Advisers or Davis Selected, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the Current Sub-Advisory Agreement must be approved by TNE Advisers and Davis Selected and, if required by law, by vote of a majority of the outstanding voting securities of the Series, and by vote of a majority of the Trustees of the Trust who are not such interested persons of the

Trust, TNE Advisers or Davis Selected, cast in person at a meeting called for the purpose of voting on such approval. The Current Sub-Advisory Agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series upon sixty days' written notice to Davis Selected; by Davis Selected upon sixty days' written notice to TNE Advisers and the Trust, or, if approved by the Board of Trustees of the Trust, by TNE Advisers upon sixty days' written notice to Davis Selected; and it terminates automatically in the event of its assignment or upon the termination of the Advisory Agreement. In addition, the Current Sub-Advisory Agreement will automatically terminate if Davis Selected requires the Series to change its name so as to eliminate all references to the word "Venture," unless the continuance of the Current Sub-Advisory Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or Davis Selected, cast in person at a meeting called for the purpose of voting on such approval. The Current Sub-Advisory Agreement provides that Davis Selected shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence in the performance of Davis Selected's duties or by reason of reckless disregard by Davis Selected of its obligations and duties.

 Expense Deferral Arrangement

  Pursuant to an Expense Deferral Agreement in effect since November 1, 1994 between the Trust and TNE Advisers, which agreement TNE Advisers may terminate at any time, TNE Advisers has agreed to pay the expenses of the Series (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of stated limits, subject to the obligation of the Series to repay such amounts to TNE Advisers in future years, if any, when the Series' expenses fall below 0.90% annually of the Series' average daily net assets; such deferred expenses may be charged to the Series in a subsequent year to the extent that it does not cause the total expenses in such subsequent year to exceed 0.90% annually of such assets; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers more than two years after the end of the fiscal year in which such expense was incurred. Under the Expense Deferral Agreement, TNE Advisers paid $108,971 of expenses relating to the Series for the fiscal year ended December 31, 1995. TNE Advisers may at any time terminate its obligations under the Expense Deferral Agreement to bear future expenses of the Series, but any expenses that were deferred while the Series' expense limit was in place can never be charged to the Series unless the Series' expenses fall below the limit. This arrangement is anticipated to continue after the New Sub-Advisory Agreement is approved.

PROPOSED NEW ARRANGEMENTS

  TNE Advisers has recommended and the Trustees of the Trust have determined that it would be appropriate for DSA-NY to assume responsibility for performing research and portfolio management services for the Series as requested by Davis Selected. In determining to recommend the New Sub-Advisory Agreement for shareholder approval, the Trustees considered extensive information concerning Davis Selected's and DSA-NY's investment approach, personnel, performance record and regulatory compliance experience. The Trustees also considered the brokerage practices of Davis Selected and DSA-NY, and the potential benefits to the Series of having a sub-advisory agreement with an entity located in New York City. The Trustees believe it is advantageous for the Series to have the New Sub-Advisory Agreement because it will accommodate the internal restructuring of Davis Selected and enable it, through DSA-NY, to attract additional, experienced personnel to perform services on behalf of the Series who desire to remain in the vicinity of New York City. In addition, the Series will continue to be co-managed by Shelby M.C. Davis and Christopher C. Davis, and the investment approach and brokerage practices currently employed by Davis Selected with respect to the Series will not change.

 The New Sub-Advisory Agreement

  The form of the New Sub-Advisory Agreement, marked to show changes from the Current Sub-Advisory Agreement, is set forth in Appendix A to this Proxy Statement. The following summary description is qualified in its entirety by reference to the form of the Agreement as so set forth.

  The proposed New Sub-Advisory Agreement requires Davis Selected, with the assistance of DSA-NY, to manage the investment and reinvestment of the assets of the Series, subject to the supervision of TNE Advisers. Under the terms of the New Sub-Advisory Agreement, Davis Selected is authorized to effect portfolio transactions for the Series in the discretion of Davis Selected and without prior consultation with TNE Advisers. Davis Selected may delegate to DSA-NY any or all of Davis Selected's responsibilities under the New Sub-Advisory Agreement, but may not delegate any of the rights of Davis Selected thereunder. Davis Selected will be liable for any acts or omissions of DSA-NY to the same extent as if such acts or omissions were committed by Davis Selected itself. Davis Selected is required to report periodically to TNE Advisers and the Trustees of the Trust. TNE Advisers will compensate Davis Selected at same annual rate as in effect under the Current Sub-Advisory
Agreement: 0.45% of the first $100 million of the Series' average daily net assets, 0.40% of the next $400 million of such assets and 0.35% of such assets in excess of $500 million. Davis Selected will in turn compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services under the New Sub-Advisory Agreement. DSA-NY will not be entitled to any compensation under the New Sub-Advisory Agreement from any person other than Davis Selected, including without limitation TNE Advisers, the Trust or any administrator appointed by TNE Advisers.

  The New Sub-Advisory Agreement provides that it will continue in effect for two years from its date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust, TNE Advisers, Davis Selected or DSA-NY, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Sub-Advisory Agreement must be approved by TNE Advisers, Davis Selected and DSA-NY by vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, TNE Advisers, Davis Selected or DSA-NY, cast in person at a meeting called for the purpose of voting on such approval, and, if required by law, by vote of a majority of the outstanding voting securities of the Series. The New Sub-Advisory Agreement may be terminated without penalty by vote of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, TNE Advisers, Davis Selected or DSA-NY, or by vote of a majority of the outstanding voting securities of the Series, upon sixty days' written notice to Davis Selected; by Davis Selected upon sixty days' written notice to TNE Advisers and the Trust, or, if approved by the Board of Trustees of the Trust, by TNE Advisers upon sixty days' written notice to Davis Selected; and it terminates automatically in the event of its assignment or upon the termination of the Advisory Agreement. In addition, the New Sub-Advisory Agreement will automatically terminate if Davis Selected requires the Series to change its name so as to eliminate all references to the word "Venture," unless the continuance of the New Sub-Advisory Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or Davis Selected, cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement provides that Davis Selected shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence in the performance of Davis Selected's duties or by reason of reckless disregard by Davis Selected of its obligations and duties.

COMPARISON OF THE CURRENT AND PROPOSED ARRANGEMENTS

  The proposed new management arrangements for the Series are substantially similar except that:

  . Davis Selected may delegate to DSA-NY any or all of its responsibilities under the New Sub-Advisory Agreement; and

  . Davis Selected will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services under the New Sub-Advisory Agreement.

III. ADDITIONAL INFORMATION

INFORMATION ABOUT THE TRUST

  The Trust is a diversified, open-end management investment company organized in 1987 as a business trust under the laws of Massachusetts. The Trust is a series type company with fourteen investment portfolios. The Series is one of those portfolios. Shares in the Trust are not offered directly to the general public and, currently, are available only to separate accounts established by NELICO, MetLife or subsidiaries of MetLife as an investment vehicle for variable life insurance or variable annuity products, although not all of the Trust's series may be available to all separate accounts. The address of the Trust is 501 Boylston Street, Boston, Massachusetts 02116.

INFORMATION ABOUT TNE ADVISERS

  TNE Advisers is a wholly-owned subsidiary of NELICO, which is a wholly-owned subsidiary of MetLife New England Holdings, Inc. ("MetLife Holdings"). MetLife Holdings is wholly owned by MetLife. TNE Advisers acts as adviser to all of the series of the Trust except the Capital Growth Series. The Chairman and principal executive officer of TNE Advisers is Frederick K. Zimmermann;
Mr. Zimmermann and John F. Guthrie, Jr. are the company's directors. Mr. Guthrie is Senior Vice President of TNE Advisers. Mr. Zimmermann's principal occupations are as Executive Vice President and Chief Investment Officer of NELICO, and Mr. Guthrie's principal occupation is as Vice President--Portfolio Strategy of NELICO. The address of TNE Advisers, NELICO and Messrs. Zimmermann and Guthrie is 501 Boylston Street, Boston, Massachusetts 02116. The address of MetLife and MetLife Holdings is One Madison Avenue, New York, New York 10010.

INFORMATION ABOUT DAVIS SELECTED

  Davis Selected is a limited partnership. Venture Advisers, Inc., the sole general partner of Davis Selected, is controlled by Shelby M.C. Davis, who is the Chief Executive Officer of Davis Selected and whose principal occupation is his position with Davis Selected. The address of Davis Selected, Venture Advisers, Inc. and Mr. Davis is 124 East Marcy Street, Santa Fe, New Mexico 87501.

  Davis Selected is investment adviser (or sub-adviser, in the case of the fund marked with an asterisk below) to the following other mutual funds that have similar investment objectives to the Series, for compensation at the annual fees rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1996.

                   NET ASSETS OF
                    OTHER FUND
 OTHER FUND WITH   (IN MILLIONS)  ANNUAL                AVERAGE
SIMILAR OBJECTIVE   ON 9/30/96   FEE RATE           NET ASSET LEVELS
-----------------  ------------- -------- ------------------------------------
Davis New York                    0.75%   of the first $250 million
  Venture Fund                    0.65%   of the next $250 million
                                  0.55%   of amounts in excess of $500 million

SunAmerica Series                 0.45%   of the first $100 million
Trust New York                    0.40%   of the next $400 million
Venture Portfolio Series*         0.35%   of amounts in excess of $500 million

Selected Fund

  [identify any fee waivers relating to fund in the table]

INFORMATION ABOUT DSA-NY

  DSA-NY was organized as a wholly-owned subsidiary of Davis Selected in September 1996. DSA-NY has applied for registration as an investment adviser with the Securities and Exchange Commission and is expecting that the registration will become effective no later than December 1, 1996. The address of DSA-NY is 609 Fifth Avenue, New York, New York 10017. The names, addresses and principal occupations of DSA-NY's principal executive officer and directors are as follows:

                                                             POSITION WITH DSA-
                                                                NY; PRINCIPAL
  NAME                            ADDRESS                        OCCUPATION
  ----                            -------                    ------------------
Christopher C. Davis        609 Fifth Avenue                 Chief Executive
                            New York, New York 10017         Officer,
                                                             President and
                                                             Director

Shelby M.C. Davis           124 East Marcy Street            Director; Chief
                            Santa Fe, New Mexico 87501       Executive
                                                             Officer of Davis
                                                             Selected

Andrew A. Davis             124 East Marcy Street            Director;
                            Santa Fe, New Mexico 87501

Carl R. Luff                124 East Marcy Street            Director;
                            Santa Fe, New Mexico 87501

Russell O. Wiese            124 East Marcy Street            Director;
                            Santa Fe, New Mexico 87501

PORTFOLIO TRANSACTIONS AND BROKERAGE

  Some of the Series' portfolio transactions are placed with brokers and dealers who provide Davis Selected or, if the New Sub-Advisory Agreement is approved, DSA-NY with supplementary investment and statistical information or furnish market quotations to the Trust or other investment companies advised by Davis Selected or DSA-NY. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Davis Selected or DSA-NY. The services may also be used by Davis Selected or DSA-NY in connection with their other advisory accounts and in some cases may not be used with respect to the Series.

  Davis Selected selects, and if the New Sub-Advisory Agreement is approved DSA-NY will select, only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Davis Selected or DSA-NY will use their best efforts to obtain information as the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The series will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

BROKERAGE TRANSACTIONS WITH AFFILIATES

  The Series may pay brokerage commissions to an affiliated broker for acting as the agent on purchases and sales of securities for the portfolio of the Series. Securities and Exchange Commission rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically. During the fiscal year ended December 31, 1995, the Series did not pay any brokerage commissions to any affiliated broker.

TRUSTEE ACTION; REQUIRED SHAREHOLDER VOTE

  At a meeting held on October 23, 1996, the Trustees of the Trust voted unanimously to approve the New Sub-Advisory Agreement and to terminate the Current Sub-Advisory Agreement, effective at such time as the New Sub-Advisory Agreement becomes effective. If shareholders approve the New Sub-Advisory Agreement, it is expected to become effective on or about December , 1996.

  The required vote for approval of the New Sub-Advisory Agreement is the lesser of (1) 67% of the shares of the Series represented at the Meeting, if more than 50% of the shares of the Series are represented at the Meeting, or
(2) more than 50% of the outstanding shares of the Series. If shareholders of the Series do not approve the New Sub-Advisory Agreement, the Current Sub-Advisory Agreement will remain in effect, and the Trustees will consider such alternative actions as may be in the best interests of the Series.

  THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSED NEW SUB-ADVISORY AGREEMENT.

OTHER MATTERS

  Fourty percent of the shares of the Series outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of Proposal I for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote) for purposes of determining the presence of a quorum. Assuming the presence or a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposal I.

  In the event that a quorum is not present for purposes of acting on Proposal I, or if sufficient votes in favor of Proposal I are not received by December
 , 1996, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal I. They will vote against any such adjournment those proxies required to be voted against Proposal I and will not vote any proxies that direct them to abstain from voting on such Proposal.

  Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is Proposal I mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

  Shareholders proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

November  , 1996

                                                                     APPENDIX A

                            SUB-ADVISORY AGREEMENT

                          DAVIS VENTURE VALUE SERIES

  This Sub-Advisory Agreement (this "Agreement") is entered into as of [August
30, 1996]      , 199  by and [between] among TNE Advisers, Inc., a
Massachusetts corporation (the "Manager") [and], Davis Selected Advisers, L.P., a Delaware limited partnership (the "Sub-Adviser"), and Davis Selected Advisers-NY, Inc., a Delaware corporation ("DSA-NY").

  WHEREAS, the Manager has entered into an Advisory Agreement dated August 30, 1996 (the "Advisory Agreement") with New England Zenith Fund (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the Davis Venture Value Series of the Trust (the "Series");

  WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

  WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement[.];

  WHEREAS, the Manager and the Sub-Adviser desire to retain DSA-NY to render certain services as described herein.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-Adviser agree as follows:

1. SUB-ADVISORY SERVICES.

  a. The Sub-Adviser shall, subject to the supervision of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and Section 817 of the Code, all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.

  b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act.

  c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's and DSN-NY's respective Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

2. OBLIGATIONS OF THE MANAGER.

  a. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

  b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the Trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

  3. CUSTODIAN. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

  4. PROPRIETARY RIGHTS. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name and mark "Venture" and that all use of any designation consisting in whole or part of "Venture" (a "Venture Mark") under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Series agrees not to use any Venture Mark in any advertisement or sales literature or other materials promoting the Series, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Trust not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any Venture Mark(s) as soon as reasonably practicable.

  5. EXPENSES. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

  6. PURCHASE AND SALE OF ASSETS. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received.

  7. COMPENSATION OF THE SUB-ADVISER. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.45% of the first $100 million of the average daily net assets of the Series, 0.40% of the next $400 million of such assets and 0.35% of such assets in excess of $500 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement. The Manager may from time to time waive the compensation it is entitled to receive from the Trust, however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.

  8. NON-EXCLUSIVITY. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.

  9. LIABILITY. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser with respect to the Series under this Agreement. The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

  10. EFFECTIVE DATE AND TERMINATION. This Agreement shall become effective as of the date of its execution, and

    a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager [or], the Sub-Adviser or DSA-NY, cast in person at a meeting called for the purpose of voting on such approval;

    b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

    c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

    d. this Agreement may be terminated by the Sub-Adviser on sixty days' written notice to the Manager and the Trust, or, if approved by the Board of Trustees of the Trust, by the Manager on sixty days' written notice to the Sub-Adviser; and

    e. if the Sub-Adviser requires the Series to change its name so as to eliminate all references to the word "Venture" then this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

  Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

  11. AMENDMENT. This Agreement may be amended at any time by mutual consent of the Manager [and], the Sub-Adviser and DSA-NY, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager [or], the Sub-Adviser or DSA-NY, cast in person at a meeting called for the purpose of voting on such approval.

  12. CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

  13. DELEGATION TO DSA-NY ETC.

    a. The Sub-Adviser may from time to time delegate to DSA-NY any or all of the responsibilities of the Sub-Adviser hereunder (but shall not delegate any of the rights of the Sub-Adviser hereunder); provided, however, that the Sub-Adviser shall be liable under this Agreement for any acts or omissions of DSA-NY to the same extent as if such acts or omissions were committed by the Sub-Adviser itself.

    b. The Sub-Adviser shall compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services hereunder. In no event shall DSA-NY be entitled to any compensation hereunder from any person other than the Sub-Adviser (including without limitation the Manager, the Administrator or the Trust).

  14. GENERAL.

    a. The Sub-Adviser and DSA-NY may perform [its] their services through any [employee, officer or agent of the Sub-Adviser] of their employees, officers or agents, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser or DSA-NY, identified in such notice, shall assume such duties as of a specific date.

    b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

    c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                                        TNE Advisers, Inc.


                                        By: _______________________________

                                           John F. Guthrie, Jr.
                                           Senior Vice President

                                        Davis Selected Advisers, L.P.


                                        By: _______________________________
                                           Name: __________________________
                                           Title: _________________________

                                        Davis Selected Advisers-NY, Inc.


                                        By: _______________________________
                                           Name: __________________________
                                           Title: _________________________

                               INSTRUCTION FORM

  THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON BEHALF OF THE
                      TRUSTEES OF NEW ENGLAND ZENITH FUND

The undersigned hereby instructs that all shares of the Davis Venture Value Series of New England Zenith Fund deemed attributable to the undersigned's contracts with the issuing insurance company be voted at the Special Meeting of Shareholders of the Fund on December , 1996 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and at all adjournments thereof, on the proposal described in said notice set forth on the reverse side:


     IF YOU WISH TO VOTE BY TELEPHONE, PLEASE SEE THE INSTRUCTIONS BELOW.


PERSONAL IDENTIFICATION                                    SIGNATURE(S)
       NUMBER
                                                   ----------------------------

                                                   ----------------------------


                                               DATED ___________________ , 1996

                                               NOTE: Please sign exactly as
                                               your name appears on this card.
                                               All joint owners should sign.
                                               When signing as executor,
                                               administrator, attorney,
                                               trustee or guardian or as
                                               custodian for a minor, please
                                               give full title as such. If a
                                               corporation, please sign in
                                               full corporate name and
                                               indicate the signer's office.
                                               If a partner, sign in the
                                               partnership name.

                      * * * PLEASE SEE REVERSE SIDE * * *

                         TELEPHONE VOTING INSTRUCTIONS

     Dear Contractholder:

     Your vote is important. We have provided an automated telephone voting option which you may access 24 hours a day by dialing 800-842-7629 on a touch tone telephone and keying in your PERSONAL IDENTIFICATION NUMBER.

     After dialing 800-842-7629, you will hear the following instruction:

     Please enter your 8-digit Personal Identification Number: Which
     is [             ]


     Press 1 to vote FOR the item as recommended by the Board of Trustees or press 9 if you wish to vote AGAINST the Board of Trustees' recommendation.

     Once this is completed, the telephone voting option will automatically hang up and your vote will be cast as you directed. THERE IS NO NEED FOR YOU TO MAIL BACK YOUR INSTRUCTION FORM.

     Thank you for voting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE ITEM BELOW
-------------------------------------------------------------------------------

1. To approve a proposed Sub-Advisory Agreement among TNE Advisers, Inc., Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc.

  [_] For     [_] Against     [_] Abstain

If this form is signed and returned with no choice indicated as to the proposal above, such shares shall be voted FOR such proposal.






           YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE.

                               INSTRUCTION FORM

  THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON BEHALF OF THE
                      TRUSTEES OF NEW ENGLAND ZENITH FUND

The undersigned hereby instructs that all shares of the Davis Venture Value Series of New England Zenith Fund (the "Fund") deemed attributable to the undersigned's contracts with the issuing insurance company be voted at the Special Meeting of Shareholders of the Fund on December , 1996 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and at all adjournments thereof, on each proposal described in said notice set forth on the reverse side:

PERSONAL IDENTIFICATION                                SIGNATURE(S)
      NUMBER
                                               --------------------------------

                                               --------------------------------

                                           DATED _______________________ , 1996

                                           NOTE: Please sign exactly as your
                                           name appears on this card. All
                                           joint owners should sign. When
                                           signing as executor, administrator,
                                           attorney, trustee or guardian or as
                                           custodian for a minor, please give
                                           full title as such. If a
                                           corporation, please sign in full
                                           corporate name and indicate the
                                           signer's office. If a partner, sign
                                           in the partnership name.

                      * * * PLEASE SEE REVERSE SIDE * * *

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE ITEM BELOW
-------------------------------------------------------------------------------

1. To approve a proposed Sub-Advisory Agreement among TNE Advisers, Inc., Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc.

  [_] For     [_] Against     [_] Abstain

If this form is signed and returned with no choice indicated as to the proposal above, such shares shall be voted FOR such proposal.






           YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE.

November  , 1996

TO OWNERS OF NELICO'S VARIABLE LIFE INSURANCE POLICIES:

A Special Meeting of Shareholders of the Davis Venture Value Series (the "Series") of the New England Zenith Fund (the "Trust") will be held on December
 , 1996. At the Shareholders Meeting, New England Life Insurance Company ("NELICO") will vote all shares of the Series held in the New England Variable Life Separate Account which are attributable to NELICO's Variable Life Insurance Policies in accordance with instructions received from Policy Owners. You are now being asked how shares of the Series deemed attributable to your Policy should be voted at the Shareholders Meeting.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to return an executed Instruction Form, shares of the Series deemed attributable to your Policy will be voted by NELICO in proportion to the voting instructions received from all other NELICO Variable Life Policy Owners.

                                     (LOGO)

November  , 1996

TO OWNERS OF NELICO'S VARIABLE LIFE INSURANCE POLICIES:

A special Meeting of Shareholders of the Davis Venture Value Series (the "Series") of the New England Zenith Fund (the "Trust") will be held on December
 , 1996. At the Shareholders Meeting, New England Life Insurance Company ("NELICO") will vote all shares of the Series held in the New England Variable Life Separate Account which are attributable to NELICO's Variable Life Insurance Policies in accordance with instructions received from Policy Owners. You are now being asked how shares of the Series deemed attributable to your Policy should be voted at the Shareholders Meeting. Under certain circumstances, however, plan participants have the right to instruct Policy Owners as to how all or a portion of the votes attributable to a Policy are to be cast, and Policy Owners are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR POLICIES TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR PLAN PARTICIPANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Trust deemed attributable to your Policies will be voted by NELICO in proportion to the voting instructions received from all other Policy Owners.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the name of the plan participant entitled to instruct the Policy Owner.

Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each person entitled to give voting instructions. One Instruction Form is enclosed for each Policy under which votes are subject to instruction.

The Instruction Form is to be used by each plan participant to convey instructions to you as Policy Owner. INSTRUCTION FORMS COMPLETED BY YOUR PLAN PARTICIPANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM A PLAN PARTICIPANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE PLAN PARTICIPANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED PLAN PARTICIPANT LIST.

If no plan participants transmit voting instructions, or if the plan participants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Policies, you must return an INSTRUCTION FORM signed by you, the Policy Owner.

If you have any questions concerning these procedures, please call collect, Peter Zucker, Consultant, New England Life Insurance Company (617) 578-3566.

                                     (LOGO)

November  , 1996

TO OWNERS OF NELICO'S VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of the Davis Venture Value Series (the "Series") of the New England Zenith Fund (the "Trust") will be held on December
 , 1996. At the Shareholders Meeting, New England Life Insurance Company ("NELICO") will vote all shares of the Series held in the New England Variable Annuity Separate Account which are attributable to NELICO's Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Series deemed attributable to your Contract should be voted at the Shareholders Meeting.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to return an executed Instruction Form, shares of the Series deemed attributable to your Contract will be voted by NELICO in proportion to the voting instructions received from all other NELICO's Variable Annuity Contractholders.

                                     (LOGO)

November  , 1996

TO OWNERS OF ZENITH ACCUMULATOR VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of the Davis Venture Value Series (the "Series") of the New England Zenith Fund (the "Trust") will be held on December
 , 1996. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Series held in The New England Variable Account (the "Account") which are attributable to Zenith Accumulator Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Series deemed attributable to your Contract should be voted at the Shareholders Meeting.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to return an executed Instruction Form, shares of the Series deemed attributable to your Contract will be voted by MetLife in proportion to the voting instructions received from all other Zenith Accumulator Contractholders.

                                     (LOGO)

November  , 1996

TO OWNERS OF ZENITH ACCUMULATOR VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of the Davis Venture Value Series (the "Series") of the New England Zenith Fund (the "Trust") will be held on December
 , 1996. At the Shareholders Meeting Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Series held in The New England Variable Account (the "Account") which are attributable to Zenith Accumulator Variable Annuity Contracts in accordance with instructions received from Contractholders. You are not being asked how shares of the Series deemed attributable to your Contract should be voted at the Shareholders Meeting. Under certain circumstances, however, annuitants have the right to instruct Contractholders as to how all or a portion of the votes attributable to a Contract are to be cast, and Contractholders are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR CONTRACTS TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR ANNUITANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Series deemed attributable to your Contracts will be voted by MetLife in proportion to the voting instructions received from all other Zenith Accumulator Contractholders.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the name of the annuitant entitled to instruct the Contractholder.

Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each person entitled to give voting instructions. One Instruction Form is enclosed for each Contract under which votes are subject to instruction.

The Instruction Form is to be used by each annuitant to convey instructions to you as Contractholder. INSTRUCTION FORMS COMPLETED BY YOUR ANNUITANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM AN ANNUITANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE ANNUITANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED ANNUITANT LIST.

If no annuitants transmit voting instructions, or if the annuitants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Contracts, you must return an INSTRUCTION FORM signed by you, the Contract Owner.

If you have any questions concerning these procedures, please call collect, Peter Zucker, Consultant, New England Life Insurance Company (617) 578-3566.